CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2022	Highland Income Fund

Shares		Value ($)
Common Stocks — 60.9%
COMMUNICATION SERVICES — 1.2%
97,600	Telesat (a)	1,610,400
96,700	Telesat, Class B (a)	1,595,550
27,134	TerreStar Corporation (a)(b)(c)(d)	8,916,232

		12,122,182

CONSUMER DISCRETIONARY — 0.0%
1,450	Toys ‘R’ Us (a)(b)(c)	31,683

ENERGY — 0.0%
1,118,286	Value Creation, Inc. (a)(b)(c)	—

FINANCIALS — 10.3%
101,595,377	Caddo Timberland Investment Partnership LP (a)(b)(c)	105,659,193

GAMING/LEISURE — 0.4%
34,512	LLV Holdco LLC - Series A, Membership Interest (a)(b)(c)(f)	3,764,906
436	LLV Holdco LLC - Series B, Membership Interest (a)(b)(c)(f)	47,525

		3,812,431

HEALTHCARE — 3.0%
12,026,660	CCS Medical Inc. (a)(b)(c)(f)	30,391,370

MATERIALS — 0.1%
299,032	MPM Holdings, Inc. (a)	1,495,160

REAL ESTATE — 45.9%
1,474,379	Allenby (a)(b)(c)(f)	—
10,359,801	Claymore (a)(b)(c)(f)	—
150,700	Healthcare Realty Trust, REIT	4,141,236
234,100	Healthcare Trust of America, Class A, REIT	7,336,694
68,862	Independence Realty Trust, Inc., REIT	1,820,711
2,356,665	IQHQ, Inc. (a)(b)(c)	46,284,901
4,372,286	NexPoint Real Estate Finance (f)	98,813,659
153,908	NexPoint Residential Trust, Inc., REIT(f)	13,899,432
32,203	NexPoint Storage Partners, Inc. (a)(b)(c)(f)	44,863,832
90,436,434	NFRO REIT SUB II, LLC (a)(b)(c)(f)	145,266,236
20,477,042	NFRO REIT SUB, LLC (a)(b)(c)(f)	103,990,631
143,222	Washington Real Estate Investment Trust, REIT	3,652,161

		470,069,493

	Total Common Stocks (Cost $741,651,336)	623,581,512

Principal Amount ($)
U.S. Senior Loans (g) — 19.6%
COMMUNICATION SERVICES — 0.8%
7,853,044	TerreStar Corporation, Term Loan D, 11.000% PIK 02/27/28 (b)(c)	7,853,043
56,935	TerreStar Corporation, Term Loan H, 02/28/23 (b)(c)	56,935

Principal Amount ($)		Value ($)
U.S. Senior Loans (continued)
61,023	TerreStar Corporation, Term Loan, 1st Lien, 02/28/23 (b)(c)	61,023

		7,971,001

CONSUMER PRODUCTS — 0.3%
3,257,172	Dayco Products LLC, Term Loan B, 1st Lien, LIBOR USD 3 Month + 4.250%, 05/08/23	3,202,875

ENERGY — 0.6%
6,403,998	Quarternorth Energy Holding, Term Loan, 2nd Lien, 08/27/26	6,454,685

GAMING/LEISURE — 1.4%
22,764,040	Ginn-LA CS Borrower LLC, Term Loan A, 1st Lien, (b)(c)(i)	878,282
48,791,955	Ginn-LA CS Borrower LLC, Term Loan B, 1st Lien, (b)(c)(i)	—
11,940,100	LLV Holdco LLC, Revolving Exit Loan, 09/05/22 (b)(c)(f)	13,946,038

		14,824,320

HEALTHCARE — 1.5%
15,047,727	CCS Medical Inc., Junior Credit Term Loan, 1st Lien, 01/04/27 (b)(c)(f)	15,047,727

INFORMATION TECHNOLOGY — 4.9%
57,000,000	EDS Legacy Partners, LIBOR USD 3 Month + 2.750%, 12/14/23 (b)(c)(f)	50,194,200

METALS & MINING — 1.2%
13,152,825	Peabody Energy Corporation, 2018 Refinancing Term Loan, 1st Lien, 03/31/25	12,501,168

REAL ESTATE — 8.5%
45,474,972	Ensign Peak Realty LLC Secured Promissory Note, 12/31/30 (b)(c)	45,474,972
41,550,000	NHT Operating Partnership LLC Secured Promissory Note, 02/14/27 (b)(c)(f)	41,550,000

		87,024,972

RETAIL — 0.4%
3,905,331	GNC Holdings LLC, Term Loan, 2nd Lien, 10/07/26	3,668,570

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (continued)

As of March 31, 2022	Highland Income Fund

Principal Amount ($)		Value ($)
U.S. Senior Loans (continued)
UTILITIES — 0.0%
59,127,210	Texas Competitive Electric Holdings Co. LLC, Extended Escrow Loan, (b)(c)(j)	62,084

	Total U.S. Senior Loans (Cost $299,039,819)	200,951,602

Collateralized Loan Obligations — 7.6%
2,000,000	Apex Credit CLO, Series 2019-1A, Class D ICE LIBOR USD 3 Month + 7.100%, 7.34%, 4/18/2032 (k)(l)	1,820,000
1,500,000	Atlas Senior Loan Fund, Series 2017-8A, Class F ICE LIBOR USD 3 Month + 7.150%, 7.39%, 1/16/2030 (k)(l)	1,162,500
2,400,000	Atlas Senior Loan Fund XII, Series 2018-12A, Class E ICE LIBOR USD 3 Month + 5.950%, 6.21%, 10/24/2031 (k)(l)	2,076,000
1,250,000	Cathedral Lake CLO, Series 2017-1A, Class DR ICE LIBOR USD 3 Month + 7.250%, 7.49%, 10/15/2029 (k)(l)	1,124,500
2,000,000	Cathedral Lake VII, Series 2021-7RA, Class E ICE LIBOR USD 3 Month + 7.770%, 8.01%, 1/15/2032 (k)(l)	1,910,000
1,000,000	CIFC Funding, Series 2018-1A, Class ER2 ICE LIBOR USD 3 Month + 5.850%, 6.09%, 1/18/2031 (k)(l)	940,000
3,324,756	CIFC Funding, Series 2014-4RA, Class SUB 0.00%, 1/17/2035 (h)(k)(l)	1,138,729
2,500,000	CIFC Funding, Series 2014-1A 0.00%, 1/18/2031 (h)(k)(l)	750,000
5,462,500	CIFC Funding, Series 2013-2A 0.00%, 10/18/2030 (h)(k)(l)	1,693,375
3,000,000	Covenant Credit Partners CLO III, Series 2017-1A, Class F ICE LIBOR USD 3 Month + 7.950%, 8.19%, 10/15/2029 (k)(l)	2,362,500
1,537,000	Dryden 36 Senior Loan Fund, Series 2019-36A, Class ER2 ICE LIBOR USD 3 Month + 6.880%, 7.12%, 4/15/2029 (k)(l)	1,521,630
4,000,000	Eaton Vance CLO, Series 2019-1A, Class F ICE LIBOR USD 3 Month + 8.250%, 8.49%, 4/15/2031 (k)(l)	3,772,000

Principal Amount ($)		Value ($)
Collateralized Loan Obligations (continued)
5,450,000	Galaxy XXVI CLO, Series 2018-26A, Class F ICE LIBOR USD 3 Month + 8.000%, 8.48%, 11/22/2031 (k)(l)	4,891,375
1,000,000	GoldenTree Loan Management US CLO 3, Series 2018-3A, Class F ICE LIBOR USD 3 Month + 6.500%, 6.75%, 4/20/2030 (k)(l)	842,600
2,500,000	GoldenTree Loan Opportunities IX, Series 2018-9A, Class FR2 ICE LIBOR USD 3 Month + 7.640%, 7.94%, 10/29/2029 (k)(l)	2,258,333
4,000,000	Jay Park CLO, Ltd., Series 2018-1A, Class ER ICE LIBOR USD 3 Month + 7.350%, 7.60%, 10/20/2027 (k)(l)	3,750,000
3,000,000	KKR CLO 18, Series 2017-18, Class E ICE LIBOR USD 3 Month + 6.450%, 6.69%, 7/18/2030 (k)(l)	2,816,250
1,400,000	Madison Park Funding XX, Series 2018-20A, Class ER ICE LIBOR USD 3 Month + 5.300%, 5.57%, 7/27/2030 (k)(l)	1,302,000
2,350,000	Madison Park Funding XXIV, Series 2019-24A, Class ER ICE LIBOR USD 3 Month + 7.200%, 7.45%, 10/20/2029 (k)(l)	2,313,457
2,000,000	Madison Park Funding XXIX, Series 2018-29A, Class F ICE LIBOR USD 3 Month + 7.570%, 7.81%, 10/18/2030 (k)(l)	1,880,000
1,000,000	Madison Park Funding XXX, Series 2018-30A, Class F ICE LIBOR USD 3 Month + 6.850%, 7.09%, 4/15/2029 (k)(l)	830,000
490,000	Magnetite VII, Ltd., Series 2018-7A, Class ER2 ICE LIBOR USD 3 Month + 6.500%, 6.74%, 1/15/2028 (k)(l)	456,313
2,500,000	Man GLG US CLO, Series 2018-1A, Class DR ICE LIBOR USD 3 Month + 5.900%, 6.15%, 4/22/2030 (k)(l)	2,218,875
5,800,000	MP CLO VII, Series 2018-1A, Class FRR ICE LIBOR USD 3 Month + 7.910%, 8.15%, 10/18/2028 (k)(l)	4,153,960
4,000,000	Northwoods Capital XII-B, Ltd., Series 2018-12BA, Class F ICE LIBOR USD 3 Month + 8.170%, 9.00%, 6/15/2031 (k)(l)	3,250,000
2,900,000	OHA Credit Partners XII, Series 2018-12A, Class FR ICE LIBOR USD 3 Month + 7.680%, 7.94%, 7/23/2030 (k)(l)	2,640,160

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (continued)

As of March 31, 2022	Highland Income Fund

Principal Amount ($)		Value ($)
Collateralized Loan Obligations (continued)
3,110,000	OZLM XXII, Ltd., Series 2018-22A, Class E ICE LIBOR USD 3 Month + 7.390%, 7.63%, 1/17/2031 (k)(l)	2,488,000
2,000,000	Park Avenue Institutional Advisers CLO, Series 2021-2A, Class E ICE LIBOR USD 3 Month + 7.010%, 7.25%, 7/15/2034 (k)(l)	1,940,000
3,150,000	Saranac CLO III, Ltd., Series 2018-3A, Class ER ICE LIBOR USD 3 Month + 7.500%, 8.43%, 6/22/2030 (k)(l)	2,472,750
2,000,000	Symphony CLO XXVI, Series 2021-26A, Class ER ICE LIBOR USD 3 Month + 7.500%, 7.75%, 4/20/2033 (k)(l)	1,943,600
5,955,627	THL Credit Wind River, Series 2014-2A 0.00%, 1/15/2031 (b)(c)(h)(i)(k)(l)	1,104,769
2,200,000	TICP CLO I-2, Series 2018-IA, Class E ICE LIBOR USD 3 Month + 8.000%, 8.27%, 4/26/2028 (k)(l)	1,974,170
4,150,000	TICP CLO III-2, Series 2018-3R, Class F ICE LIBOR USD 3 Month + 7.980%, 8.23%, 4/20/2028 (k)(l)	3,694,745
1,000,000	Vibrant ClO 1X, Series 2018-9A, Class D ICE LIBOR USD 3 Month + 6.250%, 6.50%, 7/20/2031 (k)(l)	889,700
1,275,000	Voya CLO, Series 2018-2A, Class DR ICE LIBOR USD 3 Month + 5.600%, 5.86%, 4/25/2031 (k)(l)	1,122,000
1,000,000	Webster Park CLO, Series 2018-1A, Class ER ICE LIBOR USD 3 Month + 7.750%, 8.00%, 7/20/2030 (k)(l)	880,000
3,000,000	Zais CLO 3, Ltd., Series 2018-3A, Class DR ICE LIBOR USD 3 Month + 6.910%, 7.15%, 7/15/2031 (k)(l)	2,332,500
3,300,000	Zais CLO 8, Ltd., Series 2018-1A, Class E ICE LIBOR USD 3 Month + 5.250%, 5.49%, 4/15/2029 (k)(l)	2,772,000

	Total Collateralized Loan Obligations (Cost $83,557,519)	77,488,791

Shares		Value ($)
Preferred Stock — 7.5%
FINANCIALS — 5.2%
3,980	Eastland CLO 1.00%, 05/01/2022(l)	1,578,733
34,500	Eastland CLO II (a)(e)(m)	13,685,000
8,860	Gleneagles CLO , 12/30/2049 (a)(b)(c)(l)(m)	3,632,600
40,000	Granite Point Mortgage Trust 7.00% (e)(n)(o)	966,400
62,600	Grayson CLO, 11/01/2021(b)(c)(l)(m)	24,414,000
12,553	Rockwall CDO, 08/01/2024 (a)(l)(m)	7,029,400
4,800	Rockwall CDO (e)(m)	2,136,000

		53,442,133

HEALTHCARE — 1.7%
5,801,587	Sapience Therapeutics Inc, 8.00% (b)(c)(e)	17,169,797

REAL ESTATE — 0.6%
267,154	Braemar Hotels & Resorts, Inc., REIT 5.50% (a)(e)	4,856,860
249,514	G-LA Resorts Holdings (a)(b)(c)(e)(m)	249,514
47,300	Wheeler Real Estate Investment Trust, REIT 8.75%, 10.75%, 09/21/2023 (a)(e)(o)(p)	680,647
82,301	Wheeler Real Estate Investment Trust, REIT 9.00% (a)(e)	547,301

		6,334,322

	Total Preferred Stock (Cost $67,980,619)	76,946,252

LLC Interest — 4.4%
772	NEXLS LLC(b)(c)(f)	36,130,172
10,000,000	SFR WLIF III, LLC(b)(c)(f)	9,391,500

	Total LLC Interest (Cost $38,029,999)	45,521,672

Units
Warrants — 2.0%
ENERGY — 2.0%
5,801	Arch Resources, Expires 10/08/2023 (a)	318,504
85,465	Quarternorth Energy Holding Inc. Tranche 1, Expires 08/27/2029 (a)	1,068,313
164,598	Quarternorth Energy Holding Inc. Tranche 2, Expires 08/27/2029 (a)	1,481,382
130,985	Quarternorth Energy Holding Inc. Tranche 3, Expires 08/27/2029 (a)	18,010,437

	Total Warrants (Cost $15,314,130)	20,878,636

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (continued)

As of March 31, 2022	Highland Income Fund

Shares		Value ($)
Registered Investment Companies — 1.9%
48,649	Highland Global Allocation Fund (f)	479,193
56,100	Highland Income Fund (f)	669,834
1,156,943	NexPoint Diversified Real Estate Trust (f)	18,302,838

	Total Registered Investment Companies (Cost $18,804,005)	19,451,865

Principal Amount ($)
Corporate Bonds & Notes — 0.4%
COMMUNICATION SERVICES — 0.0%
3,100	iHeartCommunications, Inc. 6.38%, 05/01/26	3,196

FINANCIALS — 0.4%
4,000,000	South Street Securities Funding LLC 6.25%, 12/30/26 (l)	3,900,000

INDUSTRIALS — 0.0%
7,500,000	American Airlines 12/31/49 (h)(i)(j)	—

UTILITIES — 0.0%
15,222,107	Bruce Mansfield Pass-Through Trust 6.85%, 06/01/34 (i)	—

	Total Corporate Bonds & Notes (Cost $4,014,461)	3,903,196

Shares
Master Limited Partnership — 0.2%
ENERGY — 0.2%
179,200	Energy Transfer LP	2,005,248

	Total Master Limited Partnership (Cost $1,869,174)	2,005,248

Principal Amount ($)
Asset-Backed Security — 0.1%
3,000,000	CIFC Funding, Ltd., Series 2015-1A 0.00%, 1/22/2031 (h)(k)(l)(q)	1,140,000

	Total Asset-Backed Security (Cost $1,230,000)	1,140,000

Units
Rights — 0.0%
UTILITIES — 0.0%
4,933	Texas Competitive Electric Holdings Co., LLC (a)	6,672

	Total Rights (Cost $–)	6,672

Principal Amount ($)		Value ($)
Repurchase Agreement (r)(s) — 0.0%
87,238	Nomura Securities 0.027%, dated 03/31/2022 to be repurchased on 04/01/2022, repurchase price $87,239 (collateralized by U.S. Government obligations, ranging in par value $2 - $27,548, 0.000% - 4.000%, 06/01/2027 – 08/01/2058; with total market value $88,983)	87,238

	Total Repurchase Agreement (Cost $87,238)	87,238

Shares
Cash Equivalent — 7.3%
MONEY MARKET FUND (t) — 7.3%
74,617,991	Dreyfus Treasury Obligations Cash Management, Institutional Class 0.150%	74,617,991

	Total Cash Equivalent (Cost $74,617,991)	74,617,991

Total Investments - 111.9% (Cost $1,346,196,291)		1,146,580,675

Securities Sold Short— (1.9)%
Exchange-Traded Fund — (0.8)%
(138,000)	ProShares UltraPro QQQ	(8,028,840)

	Total Exchange-Traded Funds (Proceeds $9,961,896)	(8,028,840)

Common Stocks — (1.1)%
CONSUMER DISCRETIONARY — (0.4)%
(50,000)	Wynn Resorts (u)	(3,987,000)

INFORMATION TECHNOLOGY — (0.7)%
(41,100)	Texas Instruments, Inc.	(7,541,028)

	Total Common Stocks (Proceeds $8,916,964)	(11,528,028)

	Total Securities Sold Short - (1.9)% (Proceeds $18,878,860)	(19,556,868)

Other Assets & Liabilities, Net - (10.0)%		(102,352,354)

Net Assets - 100.0%		1,024,671,453

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (continued)

As of March 31, 2022	Highland Income Fund

(a)	Non-income producing security.
(b)

Securities with a total aggregate value of $756,433,165, or 73.8% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Consolidated Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(c)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $756,433,165, or 73.8% of net assets, were fair valued under the Fund’s valuation procedures as of March 31, 2022. Please see Notes to Consolidated Investment Portfolio.

(d)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the policies and procedures established by the Board. Additional information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Fair Value at Period End	Percent of Net Assets
TerreStar Corporation	Common Stocks	3/16/2018	$3,093,276	$8,916,232	0.9%

(e)	Perpetual security with no stated maturity date.
(f)	Affiliated issuer. Assets with a total aggregate fair value of $626,749,093, or 61.2% of net assets, were affiliated with the Fund as of March 31, 2022.
(g)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of March 31, 2022, the LIBOR USD 3 Month rate was 0.96%. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(h)	No interest rate available.
(i)	The issuer is, or is in danger of being, in default of its payment obligation.
(j)	Represents value held in escrow pending future events. No interest is being accrued.
(k)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(l)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. The Board has determined these investments to be liquid. At March 31, 2022, these securities amounted to $119,183,524 or 11.6% of net assets.

(m)	There is currently no rate available.
(n)

Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect March 31, 2022.

(o)

Securities (or a portion of securities) on loan. As of March 31, 2022, the fair value of securities loaned was $84,316. The loaned securities were secured with cash and/or securities collateral of $87,225. Collateral is calculated based on prior day’s prices.

(p)	Step Bonds - Represents the current rate, the step rate, and the step date.
(q)

Interest only security (“IO”). These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(r)	Tri-Party Repurchase Agreement.
(s)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of March 31, 2022 was $87,238.
(t)	Rate shown is 7 day effective yield.
(u)	No dividend payable on security sold short.

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (continued)

As of March 31, 2022	Highland Income Fund

Futures contracts outstanding as of March 31, 2022 were as follows:

Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Depreciation	Value
Short Futures:
Russell 2000 Index E-MINI	March 2022	(453)	$(44,601,548)	$(2,202,412)	$(46,803,960)
S&P 500 Index E-MINI	March 2022	(904)	(190,727,747)	(14,062,153)	(204,789,900)

				$(16,264,565)	$(251,593,860)

NOTES CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2022	Highland Income Fund

Organization

Highland Income Fund (the “Fund”) is organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts. The Fund is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. On September 25, 2017, the Fund acquired the assets of Highland Floating Rate Opportunities Fund (the “Predecessor Fund”), a series of Highland Funds I, a Delaware statutory trust. The Fund is the successor to the accounting and performance information of the Predecessor Fund.

Basis of Consolidation

The Fund consolidates HFRO Sub, LLC (“HFRO Sub”), a Delaware wholly owned subsidiary, for financial reporting, and the holdings of HFRO Sub, LLC and its operations are included within the consolidated financial statements for the Fund. HFRO Sub is a bankruptcy remote financing vehicle used to obtain leverage with the portfolio of bank loans serving as collateral. All inter-company accounts and transactions have been eliminated in the consolidation. As of March 8, 2021, the HFRO Sub and related Financing Agreement was terminated.

Valuation of Investments

The Fund’s investments are recorded at fair value. In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that Highland Capital Management Fund Advisors, L.P. (“the Investment Adviser”) has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s net asset value (“NAV”)), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

NOTES CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (continued)

As of March 31, 2022	Highland Income Fund

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of March 31, 2022, the Fund’s investments consisted of senior loans, collateralized loan obligations, corporate bonds and notes, common stocks, LLC interests, preferred stock, registered investment companies, asset-backed securities, master limited partnerships, repurchase agreements, cash equivalents, rights and warrants. The fair value of the Fund’s senior loans and bonds are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans and bonds that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, registered investment companies, rights and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity,

including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (continued)

As of March 31, 2022	Highland Income Fund

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets as of March 31, 2022 is as follows:

	Total value at March 31, 2022 ($)	Level 1 Quoted Price ($)	Level 2 Significant Observable Inputs ($)		Level 3 Significant Unobservable Inputs ($)
Highland Income Fund
Assets
Common Stocks
Communication Services	12,122,182	3,205,950	—		8,916,232
Consumer Discretionary	31,683	—	—		31,683
Energy	—	—	—		—	(1)
Financials	105,659,193	—	—		105,659,193
Gaming/Leisure	3,812,431	—	—		3,812,431
Healthcare	30,391,370	—	—		30,391,370
Materials	1,495,160	—	1,495,160		—
Real Estate	470,069,493	129,663,893	—		340,405,600
U.S. Senior Loans
Communication Services	7,971,001	—	—		7,971,001
Consumer Products	3,202,875	—	3,202,875		—
Energy	6,454,685	—	6,454,685		—
Gaming/Leisure	14,824,320	—	—		14,824,320
Healthcare	15,047,727	—	—		15,047,727
Information Technology	50,194,200	—	—		50,194,200
Metals & Mining	12,501,168	—	12,501,168		—
Real Estate	87,024,972	—	—		87,024,972
Retail	3,668,570	—	3,668,570		—
Utilities	62,084	—	—		62,084
Collateralized Loan Obligations	77,488,791	—	76,384,022		1,104,769
Preferred Stock
Financials	53,442,133	—	25,395,533		28,046,600
Healthcare	17,169,797	—	—		17,169,797
Real Estate	6,334,322	4,856,860	1,227,948		249,514
LLC Interest	45,521,672	—	—		45,521,672
Warrants
Energy	20,878,636	—	20,878,636		—
Registered Investment Companies	19,451,865	19,451,865	–		–
Corporate Bonds & Notes
Communication Services	3,196	—	3,196		—
Financials	3,900,000	—	3,900,000		—
Industrials	—	—	—	(1)	—
Utilities	—	—	—	(1)	—
Master Limited Partnership
Energy	2,005,248	2,005,248	—		—
Asset-Backed Security	1,140,000	—	1,140,000		—
Rights
Utilities	6,672	—	6,672		—
Repurchase Agreement	87,238	87,238	—		—
Cash Equivalent	74,617,991	74,617,991	—		—

Total Assets	1,146,580,675	233,889,045	156,258,465		756,433,165

Liabilities
Securities Sold Short
Exchange-Traded Fund	(8,028,840)	(8,028,840)	—		—
Common Stocks
Consumer Discretionary	(3,987,000)	(3,987,000)	—		—
Information Technology	(7,541,028)	(7,541,028)	—		—

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (continued)

As of March 31, 2022	Highland Income Fund

	Total value at March 31, 2022 ($)	Level 1 Quoted Price ($)	Level 2 Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)
Futures(2)	(16,264,565)	(16,264,565)	—	—

Total Liabilities	(35,821,433)	(35,821,433)	—	—

Total	1,110,759,242	198,067,612	156,258,465	756,433,165

(1)	This category includes securities with a value of zero.
(2)	Futures are valued at the unrealized depreciation on the instrument.

The table below sets forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the period ended March 31, 2022.

	Balance as of December 31, 2021	Transfers Into Level 3	Transfers Out of Level 3	Accrued Discounts (Premiums)	Distribution to Return Capital	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Balance as of March 31, 2022	Change in Unrealized Appreciation (Depreciation) from Investments held at March 31, 2022
	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)
Common Stocks
Communication Services	9,098,844	—	—	—	—	—	(182,612)	—	—	8,916,232	(182,612)
Consumer Discretionary	31,683	—	—	—	(82,426)	—	82,426	—	—	31,683	82,426
Energy	—	—	—	—	—	—	—	—	—	—	—
Financials	105,659,195	—	—	—	172,257	—	(172,259)	—	—	105,659,193	(172,259)
Gaming/Leisure	3,321,591	—	—	—	—	—	490,840	—	—	3,812,431	490,840
Healthcare	385,699	—	—	—	—	—	(15,965,583)	45,971,254	—	30,391,370	(15,965,583)
Real Estate	379,145,661	—	—	—	(119,080,853)	—	12,482,593	67,858,199	—	340,405,600	12,482,593
U.S. Senior Loans
Communication Services	7,755,762	—	—	155	—	—	4,629	210,455	—	7,971,001	4,629
Gaming/Leisure	16,635,684	—	—	—	—	—	(545,663)	—	(1,265,701)	14,824,320	(545,663)
Healthcare	48,880,946	—	—	—	—	—	(25,177,174)	40,394,901	(49,050,946)	15,047,727	(25,177,174)
Information Technology	49,533,000	—	—	—	—	—	661,200	—	—	50,194,200	661,200
Real Estate	80,337,570	—	—	—	—	1,987,290	—	87,024,972	(82,324,860)	87,024,972	—
Utilities	59,423	—	—	—	—	—	2,661	—	—	62,084	2,661
Collateralized Loan Obligations	1,471,635	—	—	—	—	—	(366,866)	—	—	1,104,769	(366,866)
Preferred Stock
Financials	27,952,200	—	—	—	—	—	94,400	—	—	28,046,600	94,400
Healthcare	—	—	—	—	—	—	(203)	17,170,000	—	17,169,797	(203)
Real Estate	249,514	—	—	—	—	—	—	—	—	249,514	—
LLC Interest	46,562,687	—	—	—	—	274,656	(195,215)	10,400,930	(11,521,386)	45,521,672	(195,215)
Claims	52,138	—	—	—	—	—	—	—	(52,138)	—	—

Total	777,133,232	—	—	155	(118,991,022)	2,261,946	(28,786,826)	269,030,711	(144,215,031)	756,433,165	(28,786,826)

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates without observable inputs and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

For the three months ended March 31, 2022, there were no transfers in or out of Level 3.

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (continued)

As of March 31, 2022	Highland Income Fund

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Fair Value at 03/31/22 $	Valuation Technique	Unobservable Inputs	Range Input Value(s) (Average Input Value)
Common Stocks	489,216,509	Multiples Analysis	Multiple of EBITDA less CAPEX	8.25x - 12.5x (10.375x)
			Revenue Multiple	0.40x - 0.45x (0.425x)
			Unadjusted Price/MHz-PoP	$0.09 - $0.95 ($0.52)
			NAV / sh	$19.64
		Discounted Cash Flow	Discount Rate	8.00% - 27.50% (15.438%)
			Capitalization Rate	5.75% - 9.50% (7.63%)
		Transaction Analysis	Multiple of EBITDA less CAPEX	11.0x - 12.5x (11.75x)
			Price per Sq. Ft.	$25.00 - $31.00 ($28.00)
		Transaction Indication of Value	Enterprise Value ($mm)	$835.00
		Liquidation Analysis	Recovery Rate	75% - 100%

U.S. Senior Loans	175,124,304	Multiples Analysis	Multiple of EBITDA less CAPEX	8.25x - 12.5x (10.375x)
			Revenue Multiple	0.40x - 0.45x (0.425x)
		Transaction Analysis	Multiple of EBITDA less CAPEX	11.0x - 12.5x (11.75x)
		Discounted Cash Flow	Discount Rate	11.00% - 15.50%
		Transaction Indication of Value	Net Purchase Price ($mm)	$6.36
		Third Party Indication of Value	Broker Quote	Various

Preferred Stock	45,465,911	Multiples Analysis	Value per Acre Multiple	$1,600 - $1,800
		Third Party Indication of Value	Broker Quote	Various

Collateralized Loan Obligation	1,104,769	Third Party Indication of Value	Broker Quote	Various

LLC Interest	45,521,672	Discounted Cash Flow	Discount Rate	1.49% - 14.00% (6.97%)

	756,433,165

In addition to the unobservable inputs utilized for various valuation methodologies, the Company frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Company assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 10% to as high as 90% as of March 31, 2022. The selection of weightings is an inherently subjective process, dependent on professional judgement. These selections may have a material impact to the concluded fair value for such holdings.

The significant unobservable inputs used in the fair value measurement of the Company’s Preferred Stock are the value per acre multiple and broker quote. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Company’s U.S. Senior Loans are the discount rate, net purchase price, adjusted EBITDA multiple, revenue multiple, and broker quote. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable input used in the fair value measurement of the Company’s LLC interests is the discount rate. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement. The significant unobservable input used in the fair value measurement of the Company’s claims is the indication of value. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Company’s common stock are the unadjusted price/MHz-PoP multiple, EBITDA multiple, revenue multiple, discount rate, price per sq. ft., enterprise value, NAV per share multiple, capitalization rate, and recovery rate. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. Generally, a change in the assumption used for the risk discount is accompanied by a directionally opposite change in the assumption for the price/MHz-PoP multiple.

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (continued)

As of March 31, 2022	Highland Income Fund

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, the Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Consolidated Investment Portfolio for the Fund.

Derivative Transactions

The Fund is subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies.

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (continued)

As of March 31, 2022	Highland Income Fund

Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund for the period ended March 31, 2022:

Issuer	Shares at December 31, 2021	Beginning Value as of December 31, 2021 $	Purchases at Cost $	Proceeds from Sales $	Distribution to Return of Capital $	Net Realized Gain/ (Loss) on Sales $	Change in Unrealized Appreciation/ (Depreciation) $	Ending Value as of March 31, 2022 $	Shares at March 31, 2022	Affiliated Income $
Majority Owned, Not Consolidated
Allenby (Common Stocks)	1,474,379	—	—	—	—	—	—	—	1,474,379	—
Claymore (Common Stocks)	10,359,801	—	—	—	—	—	—	—	10,359,801	—
Other Affiliates
CCS Medical, Inc. (U.S. Senior Loans & Common Stocks)	72,299,652	40,766,645	86,196,155	(86,196,154)	—	—	4,672,451	45,439,097	27,074,387	—
EDS Legacy Partners (U.S. Senior Loans)	57,000,000	49,533,000	—	—	—	—	661,200	50,194,200	57,000,000	—
Highland Global Allocation Fund (Registered Investment Company)	48,649	441,246	—	—	—	—	37,947	479,193	48,649	11,822
Highland Income Fund (Registered Investment Company)	9,600	105,504	19,033,778	(23,790,598)	—	5,303,909	17,241	669,834	56,100	—
LLV Holdco LLC (U.S. Senior Loans & Common Stocks)	13,247,111	19,078,993	—	(1,265,701)	—	—	(54,823)	17,758,469	11,975,048	8,272
NEXLS LLC (LLC Interest)	763	35,315,956	400,931	—	—	—	413,285	36,130,172	772	—
NexPoint Diversified Real Estate Trust (Registered Investment Company)	1,156,943	15,711,286	—	—	—	—	2,591,552	18,302,838	1,156,943	173,542
NexPoint Real Estate Finance (Common Stocks)	552,534	10,636,280	83,367,987	—	—	—	4,809,392	98,813,659	4,372,286	880,545
NexPoint Residential Trust, Inc. (Common Stocks)	153,276	12,849,127	57,429	—	(46,724)	—	1,039,600	13,899,432	153,908	11,053
NexPoint Storage Partners, Inc. (Common Stocks)	18,568	25,868,009	18,995,600	—	—	—	223	44,863,832	32,203	—
NFRO REIT SUB, SUB II, LLC (Commons Stocks)	106,355,853	310,315,649	48,862,598	—	(119,080,852)	—	9,159,472	249,256,867	110,913,476	—
NexPoint Real Estate Finance Operating Partnership, L.P., NREF OP II
(LLC Interest)	624,311	12,017,981	11,521,327	(23,832,735)	—	(174,807)	468,234	—	—	(46,823)
NHT Operating Partnership LLC
Secured Promissory Note (U.S. Senior Loans)	—	—	41,550,000	—	—	—	—	41,550,000	41,550,000	205,364
SFR WLIF I, III, LLC (LLC Interest)	11,854,986	11,246,731	10,000,000	(11,521,387)	—	(333,599)	(245)	9,391,500	10,000,000	—

Total	275,156,426	543,886,407	319,985,805	(146,606,575)	(119,127,576)	4,795,503	23,815,529	626,749,093	276,167,952	1,243,775